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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 14, 2004


                                  ORETECH, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)



         Nevada                      0-26755                   88-0417771
         ------                      -------                   ----------
(State or other jurisdiction     (Commission File             (IRS Employer
    of incorporation)                Number)              Identification Number)

                306 State Docks Road, Phenix City, Alabama 36869
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (334) 297-0663
                                 --------------
              (Registrant's telephone number, including area code)


                            Exhibit Index at Page __


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           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

     This Form 8-K contains forward-looking statements, including (without limitation) statements regarding possible or assumed future events and the results of operations of Oretech, Inc. ("Oretech") that are based on current expectations, estimates, forecasts and projections about the industries in which Oretech operates and beliefs and assumptions of the management of Oretech. Words such as and those preceded by, followed by or that include the words "believes," "could," "expects," "targets," "goals," "projects," "intends," "plans," "seeks," "anticipates," or similar expressions or variations of such words are intended to identify such forward-looking statements. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that may cause or contribute to such differences include, but are not limited to, those discussed under the section entitled "Risk Factors" and elsewhere and in other reports Oretech files with the Securities and Exchange Commission, specifically the most recent reports on Form 10-KSB and Form 10-QSB, each as it may be amended from time to time. Oretech undertakes no obligation to revise or update publicly any forward-looking statements for any reason. For those forward-looking statements, Oretech claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 5. Other Events and Regulation FD Disclosure.
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         On July 20, 2004, Oretech, Inc. ("Oretech") announced that it had entered into a materials processing agreement with Strong Ox, LLC. Oretech also announced that it had completed construction and installation of its first commercial processing unit. A copy of the press release issued by Oretech concerning the materials processing agreement with Strong Ox, LLC and the commissioning of Oretech's first commercial processing unit is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.
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(c)  Exhibits

         10.1 Processing Agreement between Oretech and Strong Ox, LLC dated July 14, 2004

         99.1 Press Release of Oretech issued on July 20, 2004, announcing the Processing Agreement with Strong Ox, LLC and the commissioning of Oretech's first commercial processing unit.


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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  July 20, 2004

                                       ORETECH, INC.

                                       By: s/s Francis C. Hargarten
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                                           Francis C. Hargarten
                                           President and Chief Executive Officer